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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C., 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 17, 1996

                             TriQuint Semiconductor, Inc.
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                (Exact name of registrant as specified in its charter)


     California                       0-22660                  95-3654013
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(State or other jurisdiction of   (Commission              (I.R.S. Employer
incorporation or organization)    File Number)             Identification No.)

    3625A S.W. Murray Blvd., Beaverton, Oregon             97005
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    (Address of principal executive offices)            (Zip Code)

    Registrant's telephone number, including area code:  (503) 644-3535

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ITEM 5.  OTHER EVENTS

    TriQuint Semiconductor, Inc. (the "Company") entered into several agreements each dated May 17, 1996 in connection with a lease facility for the construction of a 187,000 square foot semiconductor manufacturing and office complex in Hillsboro, Oregon. Pursuant to that certain Participation Agreement among the Company, Wolverine Leasing Corp. ("Wolverine"), Matisse Holding Company ("Matisse") and United States National Bank of Oregon ("Bank"), Wolverine shall lease certain real property owned by Wolverine to the Company under an operating lease with an option to purchase such property. In addition, the Participation Agreement provides that Wolverine will make advances to the Company to cover the costs of certain improvements to such real property and to pay certain related financing costs, transaction costs, and other costs and expenses; Wolverine will use the proceeds of loans from the Bank and Matisse, as well as certain equity funds provided by Matisse, in order to provide the Company with such advances and such other costs and expenses.

    A copy of the press release, dated May 23, 1996, which publicly announces the transaction is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    a.   Financial Statements:  not applicable.

    b.   Pro Forma Financial Information:  not applicable.

    c.   Exhibits:

         10.16 Participation Agreement dated May 17, 1996 among the Registrant, Wolverine Leasing Corp., Matisse Holding Company and United States National Bank of Oregon.

         10.17 Lease dated May 17, 1996 between the Registrant and Wolverine Leasing Corp.

         99.1      Press Release dated May 23, 1996.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TRI QUINT SEMICONDUCTOR, INC.


Dated:  June 14, 1996                  By:  /s/ JOSEPH J. MARTIN
                                            -----------------------------------
                                            Joseph J. Martin
                                            Vice President, Finance and
                                            Administration, Chief Financial
                                            Officer and Secretary


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                                  INDEX TO EXHIBITS

EXHIBIT NO.                             DESCRIPTION
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10.16        Participation Agreement dated May 17, 1996 among the Registrant,
             Wolverine Leasing Corp., Matisse Holding Company and United States National Bank of Oregon.

10.17        Lease dated May 17, 1996 between the Registrant and Wolverine
             Leasing Corp.

99.1         Press Release dated May 23, 1996